================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
          Filed pursuant to Section 12, 13, or 15(d) of the Securities
                              Exchange Act of 1934


                           HARKEN ENERGY CORPORATION
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                AMENDMENT NO. 1


The undersigned registrant hereby amends the Form 8-K - Current Report dated November 4, 1994 as set forth in the pages attached hereto:


Part I.  Item 7        Financial Statements and Pro Forma Financial
                       Statements


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HARKEN ENERGY CORPORATION
                                              (Registrant)



                                        By   /s/ Bruce N. Huff
                                                Bruce N. Huff
                                        Senior Vice President and
                                          Chief Financial Officer
Date:   January 3, 1995


================================================================================

ITEM 7:          FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

HARKEN ENERGY CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Financial Statements . . . . . . . . . . . . . . . .      3

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements  . . . . . . . . . . .      6


CHAP VENTURE


Report of Independent Public Accountants  . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

Balance Sheets - September 30, 1994 and December 31, 1993 . . . . . . . . . . . . . . . . . . .      9

Statements of Operations - Year Ended December 31, 1993, and
    Nine Months Ended September 30, 1993 and 1994 . . . . . . . . . . . . . . . . . . . . . . .     10

Statements of Partners' Capital - Year Ended December 31, 1993, and
    Nine Months Ended September 30, 1994  . . . . . . . . . . . . . . . . . . . . . . . . . . .     11

Statements of Cash Flows - Year Ended December 31, 1993, and
    Nine Months Ended September 30, 1993 and 1994 . . . . . . . . . . . . . . . . . . . . . . .     12

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13

                           HARKEN ENERGY CORPORATION

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1994
                                  (Unaudited)

                                                               Harken         Additional
                                                               Energy            CHAP
                      ASSETS                                Corporation        Interest        Pro Forma
                      ------                               --------------      -----------   --------------
CURRENT ASSETS:
  Cash, temporary investments, and notes                   $    3,140,000      $   117,000   $    3,257,000
  Accounts receivable, net                                        376,000          144,000          520,000
  Accounts receivable from former subsidiaries                    984,000            6,000          990,000
  Prepaid expenses and other                                      315,000           65,000          380,000
  Marketable equity securities                                    931,000          -                931,000
                                                           --------------      -----------   --------------

                          Total current assets                  5,746,000          332,000        6,078,000

PROPERTY AND EQUIPMENT, NET                                    18,395,000        1,319,000       19,714,000

INVESTMENTS IN FORMER SUBSIDIARIES                              8,459,000          -              8,459,000

NOTES RECEIVABLE FROM RELATED PARTIES,
  INCLUDING INTEREST                                              464,000          -                464,000

OTHER ASSETS                                                      885,000           14,000          899,000
                                                           --------------      -----------   --------------

         Total assets                                      $   33,949,000      $ 1,665,000   $   35,614,000
                                                           ==============      ===========   ==============

            LIABILITIES AND STOCKHOLDERS' EQUITY
            ------------------------------------

CURRENT LIABILITIES:
  Trade payables                                           $      274,000      $   -         $      274,000
  Accrued liabilities and other                                 2,238,000           92,000        2,330,000
  Revenues and royalties payable                                1,279,000           43,000        1,322,000
  Notes payable                                                   900,000          -                900,000
                                                           --------------      -----------   --------------

         Total current liabilities                              4,691,000          135,000        4,826,000

COMMITMENTS AND CONTINGENCIES

DEFERRED REVENUE, net of current portion                           77,000          -                 77,000

REDEEMABLE PREFERRED STOCK                                      1,868,000          -              1,868,000

STOCKHOLDERS' EQUITY:
  Common stock, $0.01 par value                                   654,000           10,000          664,000
  Additional paid-in capital                                  131,052,000        1,520,000      132,572,000
  Retained deficit                                            (83,636,000)         -            (83,636,000)
  Treasury stock                                              (20,757,000)         -            (20,757,000)
                                                           --------------      -----------   --------------

         Total stockholders' equity                            27,313,000        1,530,000       28,843,000
                                                           --------------      -----------   --------------

         Total liabilities and stockholders' equity        $   33,949,000      $ 1,665,000   $   35,614,000
                                                           ==============      ===========   ==============

   The accompanying notes are an integral part of these pro forma financial statements.

                           HARKEN ENERGY CORPORATION

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
                                  (Unaudited)


                                                               Harken          Additional
                                                               Energy             CHAP
                                                             Corporation        Interest         Pro Forma
                                                             -----------       ----------       -----------
REVENUES:
  Oil and gas operations                                     $ 2,817,000       $1,035,000       $ 3,852,000
  Interest income                                                 67,000            2,000            69,000
  Other income                                                   562,000           37,000           599,000
                                                             -----------       ----------       -----------

                                                               3,446,000        1,074,000         4,520,000
COSTS AND EXPENSES:
  Oil and gas operating expenses                                 991,000          337,000         1,328,000
  General and administrative expenses, net                     2,372,000           96,000         2,468,000
  Depreciation and amortization                                1,444,000           92,000         1,536,000
  Interest expense and other                                      68,000          -                  68,000
                                                             -----------       ----------       -----------

                                                               4,875,000          525,000         5,400,000
                                                             -----------       ----------       -----------

         Income (loss) before income taxes                    (1,429,000)         549,000          (880,000)

INCOME TAX EXPENSE                                               -                -                 -
                                                             -----------       ----------       -----------

         Income (loss) from continuing operations             (1,429,000)         549,000          (880,000)

DISCONTINUED OPERATIONS:
  Income (loss) from operations of discontinued well service
     and contract drilling segment                              (507,000)         -                (507,000)
  Gain on sale of well service and contract
     drilling rigs                                               286,000          -                 286,000
                                                             -----------       ----------       -----------

                                                                (221,000)         -                (221,000)
                                                             -----------       ----------       -----------

         Net income (loss)                                   $(1,650,000)      $  549,000       $(1,101,000)
                                                             ===========       ==========       ===========

NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO
  COMMON STOCK:
     Loss from continuing operations                         $     (0.03)                       $     (0.02)
     Discontinued operations                                       (0.00)                             (0.00)
                                                             -----------                        -----------

         Net income (loss)                                   $     (0.03)                       $     (0.02)
                                                             ===========                        ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                           59,482,853                         60,442,853
                                                             ===========                        ===========

   The accompanying notes are an integral part of these pro forma financial statements.

                           HARKEN ENERGY CORPORATION

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (Unaudited)


                                                               Harken          Additional
                                                               Energy             CHAP
                                                             Corporation        Interest        Pro Forma
                                                            ------------       ----------      ------------
REVENUES:
  Oil and gas operations                                    $  4,970,000       $2,135,000      $  7,105,000
  Well servicing operations                                    2,074,000             -            2,074,000
  Management fee income                                          300,000             -              300,000
  Interest income                                                225,000            4,000           229,000
  Other income                                                 1,106,000           53,000         1,159,000
                                                            ------------       ----------      ------------

                                                               8,675,000        2,192,000        10,867,000

COSTS AND EXPENSES:
  Cost of sales and operating expenses-
     Oil and gas operations                                    1,825,000          676,000         2,501,000
     Well servicing operations                                   936,000             -              936,000
  General and administrative expenses, net                     4,219,000          199,000         4,418,000
  Depreciation and amortization                                3,254,000          299,000         3,553,000
  Provision for impairment of contract drilling rigs
     and related equipment                                     3,112,000             -            3,112,000
  Provision for asset impairments                                726,000             -              726,000
  Interest expense and other                                      97,000           13,000           110,000
                                                            ------------       ----------      ------------

                                                              14,169,000        1,187,000        15,356,000
                                                            ------------       ----------      ------------

         Net income (loss) before income taxes                (5,494,000)       1,005,000        (4,489,000)

  INCOME TAX EXPENSE                                                -                -                 -
                                                            ------------       ----------      ------------

         Net income (loss)                                  $ (5,494,000)      $1,005,000      $ (4,489,000)
                                                            ============       ==========      ============

NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO
  COMMON STOCK:
     Net income (loss)                                      $      (0.09)                      $      (0.08)
                                                            ============                       ============

WEIGHTED AVERAGE SHARES OUTSTANDING                           58,392,901                         59,352,901
                                                            ============                       ============


   The accompanying notes are an integral part of these pro forma financial statements.

                           HARKEN ENERGY CORPORATION


              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



1.    BASIS OF PRESENTATION:

Effective August 1, 1994, Harken Energy Corporation (the "Company"), purchased an additional 20.35625% interest in the CHAP Venture (the "Venture") from three of the partners in the Venture for consideration of 960,000 restricted shares of common stock of the Company. The Company purchased 11.625% from Crusader, Inc., 5.23125% from Australian Hydrocarbons, Inc., and 3.50% from C.A.B. Resources, Inc. These percentages represent all of the respective partners' interest in the Venture. As a result of the purchase, the Company and its subsidiaries hold a 70.35625% total interest in the Venture at October 20, 1994, the closing date of the transaction.

The accompanying unaudited pro forma balance sheet presents the proportionately consolidated combined pro forma financial position of the Company and the Venture as of September 30, 1994, assuming that the additional interest in the Venture had been acquired on that date. The accompanying unaudited pro forma statements of operations present the proportionately consolidated combined pro forma results of the Company and the Venture for the nine months ended September 30, 1994, and for the year ended December 31, 1993, assuming that the additional interest in the Venture had been acquired on January 1, 1994 and 1993, respectively.

The amounts for the additional CHAP interest shown in the above mentioned pro forma financial statements reflect the 20.35625% acquired interest after making pro forma adjustments to reflect the purchase price of the additional interest based on the issuance of 960,000 restricted shares of Harken Energy Corporation common stock, the calculation of depreciation and amortization based on the adjusted basis of the Company in the oil and gas properties under purchase accounting, and the reduction of certain Venture contingent liabilities from which the Company has been indemnified by the selling partners.

The accompanying unaudited pro forma financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information required in audited financial statements prepared in accordance with generally accepted accounting principles has been omitted pursuant to those rules and regulations. The consolidated financial statements of the Company and the related notes thereto presented in the Annual Report on Form 10-K as of December 31, 1993, and the Quarterly Report on Form 10-Q as of September 30, 1994, as well as the financial statements of CHAP Venture and related notes thereto included in this report should be read in conjunction with these pro forma statements.

CHAP VENTURE

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1993

TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Operator of
CHAP Venture:



We have audited the accompanying balance sheet of CHAP Venture as of December 31, 1993, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Venture's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CHAP Venture as of December 31, 1993, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                            ARTHUR ANDERSEN LLP





Dallas, Texas,
    December 22, 1994

                                  CHAP VENTURE


                                 BALANCE SHEETS

                AS OF DECEMBER 31, 1993, AND SEPTEMBER 30, 1994



                                                                              September 30,     December 31,
                      ASSETS                                                       1994             1993
                      ------                                                  -------------    -------------
                                                                                (Unaudited)
CURRENT ASSETS:
   Cash and equivalents                                                       $     573,000    $     919,000
   Accounts receivable-
       Oil, gas, and NGL sales                                                      706,000          704,000
       Related party                                                                 31,000           31,000
       Other                                                                        -                  3,000
   Inventory of oil field equipment                                                 317,000          308,000
                                                                              -------------    -------------

                 Total current assets                                             1,627,000        1,965,000

OIL AND GAS PROPERTY AND EQUIPMENT:
   Oil and gas properties, full cost method                                      38,757,000       38,453,000
   Accumulated depreciation and amortization                                    (21,588,000)     (19,704,000)
                                                                              -------------    -------------

                 Net oil and gas property and equipment                          17,169,000       18,749,000

OTHER PROPERTY AND EQUIPMENT:
   Aneth gas plant                                                                1,261,000        1,839,000
   Furniture, fixtures, and vehicles                                                572,000          800,000
   Accumulated depreciation and amortization                                    (1,009,000)        (909,000)
                                                                              -------------    -------------

                 Net investment in other property and equipment                     824,000        1,730,000

OTHER ASSETS                                                                         71,000           97,000
                                                                              -------------    -------------

                 Total assets                                                 $  19,691,000    $  22,541,000
                                                                              =============    =============

         LIABILITIES AND PARTNERS' CAPITAL
         ---------------------------------

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                      $   2,303,000    $   2,210,000
   Revenues payable                                                                 212,000          340,000
   Related party payables                                                           -                135,000
                                                                              -------------    -------------

                 Total current liabilities                                        2,515,000        2,685,000

PARTNERS' CAPITAL                                                                17,176,000       19,856,000
                                                                              -------------    -------------

                 Total liabilities and partners' capital                      $  19,691,000    $  22,541,000
                                                                              =============    =============


   The accompanying notes are an integral part of these financial statements.

                                  CHAP VENTURE

                            STATEMENTS OF OPERATIONS

                    FOR THE YEAR ENDED DECEMBER 31, 1993 AND
               THE NINE MONTHS ENDED SEPTEMBER 30, 1993 AND 1994



                                                                       (Unaudited)
                                                                    Nine-Month Period
                                                                   Ended September 30,          Year Ended
                                                               ---------------------------     December 31,
                                                                  1994             1993            1993
                                                               ----------       ----------     ------------
REVENUES:
   Oil sales                                                   $3,357,000       $5,859,000     $  7,125,000
   Gas and NGL sales                                              781,000          842,000        1,243,000
   Aneth plant income                                             943,000        1,691,000        2,124,000
   Service income                                                  95,000          173,000          227,000
   Other                                                           99,000           39,000           56,000
                                                               ----------       ----------     ------------

                 Total revenues                                 5,275,000        8,604,000       10,775,000
                                                               ----------       ----------     ------------

EXPENSES:
   Oil and gas operating                                          575,000          707,000          895,000
   Production taxes                                               405,000          993,000        1,174,000
   Aneth plant expense                                            584,000          854,000        1,148,000
   Depreciation and amortization                                2,042,000        3,117,000        5,581,000
   General and administrative                                     470,000          735,000          980,000
   Service expense                                                 86,000           67,000           99,000
   Other                                                          -                 11,000           66,000
                                                               ----------       ----------     ------------

                 Total expenses                                 4,162,000        6,484,000        9,943,000
                                                               ----------       ----------     ------------

NET INCOME                                                     $1,113,000       $2,120,000     $    832,000
                                                               ==========       ==========     ============





   The accompanying notes are an integral part of these financial statements.

                                  CHAP VENTURE


                         STATEMENT OF PARTNERS' CAPITAL

                    FOR THE YEAR ENDED DECEMBER 31, 1993 AND
                    THE NINE MONTHS ENDED SEPTEMBER 30, 1994



BALANCE, at January 1, 1993                          $23,056,000

   Capital contributions                               5,140,000

   Distributions                                      (9,172,000)

   Net income                                            832,000
                                                     -----------

BALANCE, at December 31, 1993                         19,856,000

   Capital contributions                               1,569,000

   Distributions                                      (5,362,000)

   Net income                                          1,113,000
                                                     -----------

BALANCE, at September 30, 1994 (unaudited)           $17,176,000
                                                     ===========





   The accompanying notes are an integral part of these financial statements.

                                  CHAP VENTURE


                            STATEMENTS OF CASH FLOWS

                    FOR THE YEAR ENDED DECEMBER 31, 1993 AND
               THE NINE MONTHS ENDED SEPTEMBER 30, 1993 AND 1994



                                                                       (Unaudited)
                                                                    Nine-Month Period
                                                                   Ended September 30,           Year Ended
                                                               ---------------------------      December 31,
                                                                  1994             1993             1993
                                                               ----------       ----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                  $1,113,000       $2,120,000      $   832,000
   Adjustments to reconcile net income to cash
       provided by operating activities-
          Depreciation and amortization                         2,042,000        3,117,000        5,581,000
          Decrease in accounts receivable                          27,000        1,256,000        1,035,000
          Decrease in accounts payable and
              accrued expenses                                   (401,000)      (1,133,000)      (1,043,000)
          Decrease/(increase) in inventory                         (9,000)          28,000          (41,000)
          (Gain)/loss on sale of assets                           (75,000)           4,000            4,000
                                                               ----------       ----------      -----------

             Net cash provided by operating activities          2,697,000        5,392,000        6,368,000
                                                               ----------       ----------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Additions to property and equipment                           (304,000)      (2,186,000)      (2,409,000)
   Proceeds from sale of property and equipment                 1,054,000          113,000          113,000
                                                               ----------       ----------      -----------
             Net cash provided by (used in)
                 investing activities                             750,000       (2,073,000)      (2,296,000)
                                                               ----------       ----------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Contributions from partners                                  1,569,000        4,191,000        5,140,000
   Distributions to partners                                   (5,362,000)      (8,069,000)      (9,172,000)
                                                               ----------       ----------      -----------

             Net cash used in financing activities             (3,793,000)      (3,878,000)      (4,032,000)
                                                               ----------       ----------      -----------

NET INCREASE (DECREASE) IN
   CASH AND EQUIVALENTS                                          (346,000)        (559,000)          40,000

CASH AND EQUIVALENTS,
   at beginning of period                                         919,000          879,000          879,000
                                                               ----------       ----------      -----------

CASH AND EQUIVALENTS,
   at end of period                                            $  573,000       $  320,000      $   919,000
                                                               ==========       ==========      ===========





   The accompanying notes are an integral part of these financial statements.

                                  CHAP VENTURE


                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1993



1.    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Chap Venture (the "Venture") is a joint venture, which was organized on August 1, 1988, to explore for, develop, and produce oil and gas in the Paradox Basin in Utah, Arizona, and New Mexico on the Navajo Indian Reservation. The operator of the Venture is Harken Southwest Corporation (HSW), a wholly owned subsidiary of Harken Energy Corporation. The accompanying financial statements are presented in accordance with generally accepted accounting principles for the Venture and do not necessarily reflect the cost basis of the individual venture partners.

Revenues, costs and expenses, and distributions are allocated among the partners in accordance with the terms of the venture agreement.

Oil and Gas Properties

The Venture follows the full cost method of accounting. Under this method, all costs associated with property acquisition, exploration, and development activities are capitalized and amortized on a venturewide unit-of-production method over the estimated productive life of the recoverable oil and gas reserves. All geological and geophysical costs, delay rentals, dry hole costs, costs of exploratory wells, and development costs are capitalized. When leases are surrendered or abandoned, their costs remain a part of the net capitalized costs of the cost center.

Under the full cost method of accounting, capitalized costs of evaluated oil and gas properties are limited primarily to the present value of the estimated future net revenues to be derived from the properties based on current costs and current prices paid for oil and gas. The Venture recognized a writedown in the carrying value of its evaluated oil and gas properties of approximately $1,600,000 at December 31, 1993, which is included in depreciation and amortization expense in the accompanying statement of operations.

Oil and gas leasehold costs are capitalized when incurred. Unproved oil and gas properties with significant acquisition costs are periodically assessed and any impairment in value is charged to expense. The costs of unproved properties which are not individually significant are assessed periodically in the aggregate based on historical experience and any impairment in value is charged to expense. The costs of unproved properties which are determined to be productive are transferred to proved oil and gas properties. The Venture's net investment in unproved properties was $1,135,000 and $1,187,000 at September 30, 1994, and December 31, 1993, respectively.

The Aneth gas plant and other property and equipment are depreciated on the straight-line method over their estimated useful lives ranging from three to twenty-two years.

Income Taxes

The Venture records no federal income taxes since these taxes are the responsibility of the individual partners.

Statement of Cash Flows

For the purpose of the statement of cash flows, the Venture considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

2.    RELATED PARTY TRANSACTIONS:

Each CHAP partner pays its respective participating interest share of costs and expenses and receives its participating interest share of revenues. HSW is the operator of the Venture. As operator, HSW is reimbursed by the Venture for indirect costs incurred on behalf of the Venture or in the pursuit of Venture activities.

In addition, HSW receives a monthly overhead fee for managing the Venture. This overhead fee totaled $333,000 and $780,000 for the nine months ended September 30, 1994, and the year ended December 31, 1993, respectively.

During 1993, the Venture transferred certain office equipment to HSW in exchange for a monthly reduction in the above discussed monthly overhead fee for a period of five years beginning January 1, 1993. A loss of approximately $4,000 was recognized on this transfer.

3.    SUBSEQUENT EVENT

Effective August 1, 1994, Harken Energy Corporation (the "Company") purchased the interest in CHAP from three of the current partners in the CHAP joint venture. The Company purchased 11.625% from Crusader, Inc., 5.23125% from Australian Hydrocarbons, Inc., and 3.50% from C.A.B. Resources, Inc. These percentages represent all of the respective partners' interest in the Venture. As a result of the purchase, the Company and its subsidiaries hold a 70.35625% total interest in the Venture.

Subsequent to December 31, 1993, the Venture's interest in the Aneth gas plant was reduced due to an annual redetermination based on each owner's relative percentage of natural gas volumes processed by the plant. The Venture received a cash payment of approximately $664,000 in compensation for its reduction in ownership interest.

4.    CONTINGENCIES:

The Venture's exploration and development activities and production of oil and gas are subject to various Navajo, federal and state laws, and regulations designed to protect the environment. Compliance with these regulations is part of the Venture's day-to-day operations. Accruals are made to comply with such regulations as sites of environmental concern are identified.

Management has accrued an estimate of certain contingent liabilities on outstanding operational and environmental claims related to its operations. Such accruals totaled approximately $1,850,000 at December 31, 1993. Should these contingent liabilities become due and payable, the Venture would pay such obligations with existing cash balances, future partners' capital contributions, and/or the sale of certain Venture assets, as appropriate. It is not anticipated that the realization of these contingent liabilities would have a significant adverse effect on the financial position of the Venture.

5.    OIL AND GAS PRODUCING ACTIVITIES AND RESERVE INFORMATION:

Set forth below is certain information regarding the aggregate capitalized costs of oil and gas properties and costs incurred in oil and gas property acquisitions and development activities:

                                                                      September 30,     December 31,
                                                                           1994             1993
                                                                       -----------      -----------
                                                                        (Unaudited)
Capitalized Costs:
   Proved properties                                                   $37,622,000      $37,266,000
   Unproved properties                                                   1,135,000        1,187,000
                                                                       -----------      -----------

                                                                        38,757,000       38,453,000

   Accumulated depreciation and amortization                           (21,588,000)     (19,704,000)
                                                                       -----------      -----------

                                                                       $17,169,000      $18,749,000
                                                                       ===========      ===========

Costs Incurred:
   Property Acquisitions-
      Proved properties                                                                 $   -
      Unproved properties                                                                   -
   Development costs                                                                      1,009,000
   Exploration costs                                                                        583,000
                                                                                        -----------

                                                                                        $ 1,592,000
                                                                                        ===========

The following unaudited table sets forth proved oil and gas reserves at December 31, 1993:

                                                                           December 31, 1993
                                                                      --------------------------
                                                                        (Bbls)          (Mcf)
                                                                      ----------    ------------
Proved Reserves
   Beginning of period                                                 2,665,000       9,906,000
   Purchases of minerals in place                                        -               -
   Extensions and discoveries                                              2,000       1,453,000
   Production                                                           (465,000)       (785,000)
                                                                       ---------      ----------

   End of period                                                       2,202,000      10,574,000
                                                                       =========      ==========
Proved Developed Reserves                                              1,328,000       3,455,000
                                                                       =========      ==========

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves (Unaudited):

                                                                                                December 31,
                                                                                                    1993
                                                                                                ------------
         Cash Flows Relating to Proved Reserves:
            Future Cash Flows                                                                    $53,888,000
            Future Costs-
               Production                                                                        (18,455,000)
               Development                                                                        (6,270,000)
                                                                                                 -----------

            Future Net Cash Flows                                                                 29,163,000

            10% Discount Factor                                                                  (11,653,000)
                                                                                                 -----------

         Standardized Measure of Discounted Future Net Cash Flows                                $17,510,000
                                                                                                 ===========

Changes in Standardized Measure of Discounted Future Net Cash Flows Relating to
   Proved Oil and Gas Reserves:

                                                                                                 Year Ended
                                                                                                December 31,
                                                                                                    1993
                                                                                                ------------
         Standardized Measure - beginning of year                                                $21,947,000

         Increase (decrease)
            Sales, net of production costs                                                        (6,299,000)
            Extensions and discoveries, net of future costs                                        1,862,000
            Purchases of reserves in place                                                           -
                                                                                                 -----------

         Standardized Measure, end of year                                                       $17,510,000
                                                                                                 ===========

